Exhibit 99.2
Ixia 2010 First Quarter Results Conference Call
CALABASAS, Calif., April 29, 2010 — Ixia (Nasdaq:XXIA) today hosted a conference call at 5:00 p.m., Eastern Time, to discuss its 2010 first quarter results and its business outlook for the 2010 second quarter. The prepared comments for this conference call are posted on the “Investors” section of Ixia’s website at http://www.ixiacom.com/investors.
An audio replay of the conference call including the question and answer session will be available later today by dialing 800-642-1687 or 706-645-9291 and entering code 68926975. This audio replay will be available until May 13, 2010.
Financial Contact:
The Blueshirt Group
Investor Relations
Chris Danne or Maria Riley 415-217-7722
or
Tom Miller, Chief Financial Officer
Dir: 818-444-2325
tmiller@ixiacom.com